Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
In connection with the annual report on Form 10-K for the year ended September 30, 2013(the “Report”) of Fifth Street Senior Floating Rate Corp . (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Alexander C. Frank , the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Alexander C. Frank
Name: Alexander C. Frank

Date: November 25, 2013